Exhibit 99.1

Bank of Hawaii Corporation 2011 Financial Results

•           2011 Diluted Earnings Per Share $3.39

•           2011 Net Income $160.0 Million

•           Diluted Earnings Per Share for the Fourth Quarter of 2011 $0.85

•           Net Income for the Fourth Quarter of 2011 $39.2 Million

•           Board of Directors Declares Dividend of $0.45 Per Share

FOR IMMEDIATE RELEASE

HONOLULU, HI (January 23, 2012) -- Bank of Hawaii Corporation (NYSE: BOH) today reported diluted earnings per share of $0.85 for the fourth quarter of 2011, down from $0.92 per share in the previous quarter, and up from $0.84 per share in the same quarter last year.  Net income for the fourth quarter of 2011 was $39.2 million, compared to net income of $43.3 million in the third quarter of 2011 and $40.6 million in the same quarter last year.

Loan and lease balances grew to $5.5 billion during the fourth quarter of 2011, increasing by 3.5 percent compared with the third quarter of 2011.  Deposit growth remained strong, growing by 5.8 percent to $10.6 billion at December 31, 2011.  As a result of continued strength in asset quality and an improving Hawaii economy, the allowance for loan and lease losses decreased by $4.8 million to $138.6 million, representing 2.50 percent of outstanding loans and leases.

“Bank of Hawaii finished 2011with solid financial performance,” said Peter S. Ho, Chairman, President, and CEO.  “During the quarter, we were pleased that our loan balances increased across most categories and deposit growth remained strong.  Credit quality remained strong during the quarter.  Our balance sheet remains solid, with high levels of liquidity, capital, and reserves due to our continued focus on disciplined capital and risk management.  During the quarter we reduced our shares outstanding by 1.3 percent and maintained our quarterly dividend of $0.45 per share.”

The return on average assets for the fourth quarter of 2011 was 1.17 percent, compared with 1.31 percent in the previous quarter and 1.24 percent in the same quarter last year.  The return on average equity for the fourth quarter of 2011 was 15.23 percent, compared with 16.80 percent in the previous quarter and 15.08 percent in the same quarter last year.  The return on average assets for the full year of 2011 was 1.22 percent, down from 1.45 percent in 2010.  The return on average equity for the full year of 2011 was 15.69 percent compared with 18.16 percent in 2010.

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Bank of Hawaii Corporation 2011 Financial Results	Page 2

Financial Highlights

Net interest income, on a taxable equivalent basis, for the fourth quarter of 2011 was $97.2 million, up slightly from net interest income of $97.1 million in the third quarter of 2011 and up $0.6 million from net interest income of $96.6 million in the fourth quarter of 2010.  Net interest income, on a taxable equivalent basis, for the full year of 2011 was $392.3 million, down $15.2 million from net interest income of $407.5 million in 2010.  Analyses of changes in net interest income are included in Tables 7a, 7b and 7c.

The net interest margin was 3.04 percent for the fourth quarter of 2011, a 5 basis point decrease from the previous quarter and an 11 basis point decrease from the same quarter last year. The net interest margin for the full year of 2011 was 3.13 percent, a 28 basis point decrease from 3.41 percent in 2010.  The reduction in the net interest margin was largely the result of higher levels of liquidity, lower average loan balances, and lower interest rates which resulted in lower yields on loans and investments.

During the fourth quarter of 2011 the provision for credit losses was $2.2 million, or $4.8 million less than net charge-offs.  The provision for credit losses during the third quarter of 2011 was $2.2 million, or $1.6 million less than net charge-offs.  The provision for credit losses during the fourth quarter of 2010 was $5.3 million and equaled net charge-offs.  The provision for credit losses for the full year of 2011 was $12.7 million compared with $55.3 million in 2010.

Noninterest income was $43.4 million for the fourth quarter of 2011, compared with $50.9 million in the third quarter of 2011 and $51.5 million in the fourth quarter of 2010.  There were no significant noninterest revenue items in the fourth quarter of 2011 or the fourth quarter of 2010.  Noninterest income in the third quarter of 2011 included a $2.0 million contingent payment received from the sale of the Company’s proprietary mutual funds in 2010.  The decline in noninterest revenue compared with the previous quarter is primarily due to lower debit card revenue resulting from implementation of the Durbin Amendment.  Mortgage Banking revenue also declined compared to the prior quarters due to the Company’s decision to portfolio some saleable mortgages.  Noninterest income for the full year of 2011 was $197.7 million compared with noninterest income of $255.3 million in 2010.  Results for 2011 included $6.4 million in gains on the sales of investment securities compared with similar gains of $42.8 million in 2010. Excluding the securities gains, noninterest revenue declined in 2011 compared with 2010 primarily due to reduced overdraft fees.

Noninterest expense was $84.4 million in the fourth quarter of 2011, up slightly from noninterest expense of $84.0 million in the third quarter of 2011, and down from $88.7 million in the fourth quarter of 2010.  There were no significant noninterest expense items in the fourth quarter of 2011.  Noninterest expense in the third quarter of 2011 included a donation of $2.0 million to the Bank of Hawaii Foundation.  Noninterest expense in the fourth quarter of 2010 included $1.9 million for employee incentives, $1.2 million for a refresh of personal computers, and a donation of $1.0 million to the Bank of Hawaii Foundation.  In the fourth quarter of 2010 these items were partially offset by a $1.3 million gain on the sale of foreclosed real estate and a $1.0 million settlement gain on the extinguishment of retiree life insurance obligations.  Noninterest expense for the full year of 2011 was $348.2 million, up slightly from noninterest expense of $346.2 million in 2010.  Results for 2011 included a second quarter litigation settlement of $9.0 million.

The efficiency ratio for the fourth quarter of 2011 was 60.42 percent compared with 56.87 percent in the previous quarter and 60.05 percent in the same quarter last year.  The efficiency ratio for the full year of 2011 was 59.23 percent compared with 52.32 percent during the full year of 2010.

The effective tax rate for the fourth quarter of 2011 was 26.1 percent compared with 29.6 percent in the previous quarter and 24.5 percent in the same quarter last year.  The effective tax rate for the full

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Bank of Hawaii Corporation 2011 Financial Results	Page 3

year of 2011 was 29.5 percent compared with 29.3 percent for the full year of 2010.  The effective tax rate for the fourth quarters of 2011 and 2010 were favorably impacted by the release of tax reserves determined during the quarter.

The Company’s business segments are defined as Retail Banking, Commercial Banking, Investment Services, and Treasury & Other.  Results are determined based on the Company’s internal financial management reporting process and organizational structure.  Selected financial information for the business segments is included in Tables 12a and 12b.

Asset Quality

The Company’s overall asset quality reflects the gradually improving Hawaii economy despite continuing weakness in the construction sector.  Total non-performing assets increased to $40.8 million at December 31, 2011 primarily due to the addition of one $2.1 million construction loan and are centered in residential mortgage loans which are taking longer to resolve through the judiciary foreclosure process.  As a percentage of total loans and leases, including loans held for sale and foreclosed real estate, non-performing assets were 0.73 percent at December 31, 2011, up from 0.70 percent as of September 30, 2011 and 0.71 percent at December 31, 2010.

Accruing loans and leases past due 90 days or more were $9.2 million at December 31, 2011, down from $10.9 million at September 30, 2011, and up from $7.6 million at December 31, 2010.  Delinquencies in residential first mortgage and home equity loans continue to be primarily on neighbor island properties.   Restructured loans not included in non-accrual loans or accruing loans past due 90 days or more were $33.7 million at December 31, 2011 and was primarily comprised of residential mortgage loans with lowered monthly payments to accommodate the borrowers’ financial needs for a period of time.  More information on non-performing assets and accruing loans and leases past due 90 days or more is presented in Table 10.

Net charge-offs during the fourth quarter of 2011 were $7.0 million or 0.51 percent annualized of total average loans and leases outstanding.  Total charge-offs of $9.6 million were partially offset by total recoveries of $2.6 million.  Net charge-offs during the third quarter of 2011 were $3.8 million or 0.28 percent annualized, and were comprised of charge-offs of $10.8 million and recoveries of $7.0 million.  Net charge-offs in the fourth quarter of 2010 were $5.3 million, or 0.39 percent annualized, and were comprised of charge-offs of $15.7 million and recoveries of $10.4 million.  Net charge-offs for the full year of 2011 were $21.4 million, or 0.40 percent of total average loans and leases, down from $51.6 million, or 0.94 percent of total average loans and leases in 2010.

The allowance for loan and lease losses was $138.6 million at December 31, 2011, down $4.8 million from the allowance for loan and lease losses of $143.4 million at September 30, 2011 and $147.4 million at December 31, 2010.  The ratio of the allowance for loan and lease losses to total loans and leases was 2.50 percent at December 31, 2011, a decrease of 18 basis points from the previous quarter.  The reserve for unfunded commitments at December 31, 2011 was unchanged at $5.4 million.  Details of loan and lease charge-offs, recoveries, and the components of the total reserve for credit losses are summarized in Table 11.

Other Financial Highlights

Total assets increased to $13.85 billion at December 31, 2011, up from total assets of $13.30 billion at September 30, 2011, and up from total assets of $13.13 billion at December 31, 2010.  Average total assets were $13.36 billion during the fourth quarter of 2011, up from average total assets of $13.13 billion during the third quarter of 2011, and up from average total assets of $12.96 billion during the fourth quarter of 2010.

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Bank of Hawaii Corporation 2011 Financial Results	Page 4

Total loans and leases grew to $5.54 billion at December 31, 2011, up from $5.35 billion at September 30, 2011, and up from $5.34 billion at December 31, 2010.  Average total loans and leases were $5.42 billion during the fourth quarter of 2011, up from $5.34 billion during the previous quarter, and up from $5.32 billion during the same quarter last year.  Loan and lease portfolio balances, including the higher risk loans outstanding, are summarized in Table 9.

Deposit generation continued to remain strong during the fourth quarter of 2011, increasing to $10.59 billion at December 31, 2011, up from $10.01 billion at September 30, 2011, and up from $9.89 billion at December 31, 2010.  Average total deposits were $10.16 billion in the fourth quarter of 2011, higher than average deposits of $9.87 billion during the previous quarter, and up from average deposits of $9.68 billion during the same quarter last year.

As a result of the strong deposit growth, which exceeded loan growth during the fourth quarter, the investment portfolio grew to $7.11 billion at year-end 2011, compared to $6.97 billion at September 30, 2011 and $6.66 billion at December 31, 2010.   The Company’s municipal bond portfolio increased by $247 million during the fourth quarter of 2011, which represents 6.0 percent of the total securities portfolio at December 31, 2011.  The investment portfolio remains largely comprised of securities issued by U. S. government agencies.

During the fourth quarter of 2011, the Company repurchased 702.3 thousand shares of common stock at a total cost of $29.1 million under its share repurchase program.  The average cost was $41.44 per share repurchased.  From January 3 through January 20, 2012, the Company repurchased an additional 70.0 thousand shares of common stock at an average cost of $46.28 per share repurchased.  From the beginning of the share repurchase program initiated during July 2001 through December 31, 2011, the Company has repurchased 48.5 million shares and returned over $1.7 billion to shareholders at an average cost of $35.98 per share.  Remaining buyback authority under the share repurchase program was $74.0 million at December 31, 2011.

Total shareholders’ equity was $1.00 billion at December 31, 2011, down slightly from $1.02 billion at September 30, 2011 and $1.01 billion at December 31, 2010.  The ratio of tangible common equity to risk-weighted assets was 17.93 percent at December 31, 2011, compared with 18.90 percent at September 30, 2011 and 19.29 percent at December 31, 2010.  The Tier 1 leverage ratio at December 31, 2011 was 6.73 percent, down from 6.95 percent at September 30, 2011 and 7.15 percent at December 31, 2010.

The Company’s Board of Directors declared a quarterly cash dividend of $0.45 per share on the Company’s outstanding shares.  The dividend will be payable on March 14, 2012 to shareholders of record at the close of business on February 29, 2012.

Hawaii Economy

Hawaii’s economy continued to slowly recover during the fourth quarter of 2011 due to increasing visitor arrivals and spending.  For the first 11 months of 2011, total visitor arrivals increased 3.4 percent compared to the same period in 2010.  Total visitor spending for the first 11 months of 2011 increased 15.1 percent compared to the same period last year primarily due to strong spending growth from international visitors from the Asia-Pacific region, Canada, Australia, and New Zealand.  Hotel occupancy continued to improve and revenue per available room reflects signs of improvement.  Overall, employment continues to be stable.  The statewide unemployment rate remains significantly below the national average at 6.5 percent for the month of November.  More information on current Hawaii economic trends is presented in Table 14.

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Bank of Hawaii Corporation 2011 Financial Results	Page 5

Conference Call Information

The Company will review its 2011 financial results today at 8:00 a.m. Hawaii Time (1:00 p.m. Eastern Time).  The call will be accessible via teleconference and via the Investor Relations link of Bank of Hawaii Corporation’s web site, www.boh.com.  The conference call number for participants in the United States is 800-901-5231.  International participants should call 617-786-2961.  Use the pass code “Bank of Hawaii” to access the call.  A replay of the conference call will be available for one week beginning Monday, January 23, 2012 by calling 888-286-8010 in the United States or 617-801-6888 internationally and entering the number 83186423 when prompted.  A replay will also be available via the Investor Relations link of the Company’s web site.

Forward-Looking Statements

This news release, and other statements made by the Company in connection with it may contain “forward-looking statements”, such as forecasts of our financial results and condition, expectations for our operations and business prospects, and our assumptions used in those forecasts and expectations.  Do not unduly rely on forward-looking statements.  Actual results might differ significantly from our forecasts and expectations because of a variety of factors.  More information about these factors is contained in Bank of Hawaii Corporation’s Annual Report on Form 10-K for the year ended December 31, 2010, which was filed with the U.S. Securities and Exchange Commission.  We do not promise to update forward-looking statements to reflect later events or circumstances

Bank of Hawaii Corporation is a regional financial services company serving businesses, consumers and governments in Hawaii, American Samoa, and the West Pacific.  The Company’s principal subsidiary, Bank of Hawaii, was founded in 1897 and is the largest independent financial institution in Hawaii.  For more information about Bank of Hawaii Corporation, see the Company’s web site, www.boh.com.

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Bank of Hawaii Corporation and Subsidiaries
Financial Highlights					Table 1a
	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
(dollars in thousands, except per share amounts)	2011	2011	2010	2011	2010
For the Period:
Operating Results
Net Interest Income	$96,246	$96,766	$96,273	$390,208	$406,480
Provision for Credit Losses	2,219	2,180	5,278	12,690	55,287
Total Noninterest Income	43,407	50,863	51,477	197,655	255,258
Total Noninterest Expense	84,382	83,955	88,722	348,193	346,236
Net Income	39,229	43,306	40,578	160,043	183,942
Basic Earnings Per Share	0.85	0.93	0.84	3.40	3.83
Diluted Earnings Per Share	0.85	0.92	0.84	3.39	3.80
Dividends Declared Per Share	0.45	0.45	0.45	1.80	1.80

Performance Ratios
Return on Average Assets	1.17%	1.31%	1.24%	1.22%	1.45%
Return on Average Shareholders’ Equity	15.23	16.80	15.08	15.69	18.16
Efficiency Ratio [1]	60.42	56.87	60.05	59.23	52.32
Net Interest Margin [2]	3.04	3.09	3.15	3.13	3.41
Dividend Payout Ratio [3]	52.94	48.39	53.57	52.94	47.00
Average Shareholders’ Equity to Average Assets	7.65	7.79	8.23	7.78	7.98

Average Balances
Average Loans and Leases	$5,420,352	$5,340,406	$5,317,815	$5,349,938	$5,472,534
Average Assets	13,357,646	13,125,077	12,964,973	13,105,029	12,687,717
Average Deposits	10,160,392	9,871,750	9,677,452	9,924,697	9,509,130
Average Shareholders’ Equity	1,022,012	1,022,585	1,067,429	1,020,065	1,012,746

Market Price Per Share of Common Stock
Closing	$44.49	$36.40	$47.21	$44.49	$47.21
High	45.13	47.10	48.27	49.26	54.10
Low	34.50	35.30	42.94	34.50	41.60

			December 31,	September 30,	December 31,
			2011	2011	2010
As of Period End:
Balance Sheet Totals
Loans and Leases			$5,538,304	$5,348,472	$5,335,792
Total Assets			13,846,391	13,304,758	13,126,787
Total Deposits			10,592,623	10,009,013	9,888,995
Long-Term Debt			30,696	30,705	32,652
Total Shareholders’ Equity			1,002,667	1,017,775	1,011,133

Asset Quality
Allowance for Loan and Lease Losses			$138,606	$143,410	$147,358
Non-Performing Assets			40,790	37,770	37,786

Financial Ratios
Allowance to Loans and Leases Outstanding			2.50%	2.68%	2.76%
Tier 1 Capital Ratio			16.68	17.57	18.28
Total Capital Ratio			17.95	18.83	19.55
Tier 1 Leverage Ratio			6.73	6.95	7.15
Total Shareholders’ Equity to Total Assets			7.24	7.65	7.70
Tangible Common Equity to Tangible Assets [4]			7.03	7.43	7.48
Tangible Common Equity to Risk-Weighted Assets [4]			17.93	18.90	19.29

Non-Financial Data
Full-Time Equivalent Employees			2,370	2,381	2,399
Branches and Offices			81	82	82
ATMs			506	508	502

[1]	Efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and total noninterest income).
[2]	Net interest margin is defined as net interest income, on a taxable equivalent basis, as a percentage of average earning assets.
[3]	Dividend payout ratio is defined as dividends declared per share divided by basic earnings per share.
[4]

Tangible common equity, a non-GAAP financial measure, is defined by the Company as shareholders’ equity minus goodwill and intangible assets. Intangible assets are included as a component of other assets in the Consolidated Statements of Condition.

Bank of Hawaii Corporation and Subsidiaries
Reconciliation of Non-GAAP Financial Measures			Table 1b
	December 31,	September 30,	December 31,
(dollars in thousands)	2011	2011	2010
Total Shareholders’ Equity	$1,002,667	$1,017,775	$1,011,133
Less: Goodwill	31,517	31,517	31,517
Intangible Assets	83	96	154
Tangible Common Equity	$971,067	$986,162	$979,462

Total Assets	$13,846,391	$13,304,758	$13,126,787
Less: Goodwill	31,517	31,517	31,517
Intangible Assets	83	96	154
Tangible Assets	$13,814,791	$13,273,145	$13,095,116

Risk-Weighted Assets, determined in accordance with prescribed regulatory requirements	$5,414,481	$5,218,651	$5,076,909

Total Shareholders’ Equity to Total Assets	7.24%	7.65%	7.70%
Tangible Common Equity to Tangible Assets (Non-GAAP)	7.03%	7.43%	7.48%

Tier 1 Capital Ratio	16.68%	17.57%	18.28%
Tangible Common Equity to Risk-Weighted Assets (Non-GAAP)	17.93%	18.90%	19.29%

Bank of Hawaii Corporation and Subsidiaries
Net Significant Income (Expense) Items	Table 2

	Three Months Ended			Year Ended

	December 31,	September 30,	December 31,	December 31,

(dollars in thousands)	2011	2011	2010	2011	2010

Cash Basis Interest Recoveries	$-	$-	$-	$-	$2,832

Investment Securities Gains, Net	-	-	-	6,366	42,848

Gain on Mutual Fund Sale	-	1,956	-	1,956	2,852

Gains (Loss) on Disposal of Leased Equipment	-	-	-	-	(260)

Gain on Sale of Insurance Subsidiary	-	-	-	-	904

Decrease (Increase) in Allowance for Loan and Lease Losses	4,804	1,566	-	8,752	(3,700)

Employee Incentive Awards	-	-	(1,949)	-	(1,949)

Cash Grants for the Purchase of Company Stock	-	-	(196)	-	(3,446)

Settlement Gain on the Extinguishment of Retiree Life Insurance Obligation	-	-	951	-	951

PC Refresh	-	-	(1,192)	-	(1,192)

Settlement Related to Overdraft Claims	-	-	-	(9,000)	-

Bank of Hawaii Charitable Foundation	-	(2,000)	(1,000)	(2,000)	(1,000)

Gain on Sale of Foreclosed Real Estate	-	-	1,343	-	1,343

REPO Early Termination Expense	-	-	-	-	(5,189)

Significant Income (Expense) Items Before the Provision (Benefit) for Income Taxes	4,804	1,522	(2,043)	6,074	34,994

Income Taxes Impact Related to Lease Transactions	-	-	-	-	(3,541)

Income Tax Impact	1,681	533	(715)	2,126	12,340

Net Significant Income (Expense) Items	$3,123	$989	$(1,328)	$3,948	$26,195

Bank of Hawaii Corporation and Subsidiaries

Consolidated Statements of Income	Table 3

	Three Months Ended			Year Ended

	December 31,	September 30,	December 31,	December 31,

(dollars in thousands, except per share amounts)	2011	2011	2010	2011	2010
Interest Income
Interest and Fees on Loans and Leases	$64,760	$65,344	$67,915	$262,239	$287,381
Income on Investment Securities
Available-for-Sale	19,107	23,097	39,546	103,363	169,151
Held-to-Maturity	23,608	20,344	1,388	72,138	6,504
Deposits	2	6	7	8	28
Funds Sold	120	160	160	828	1,076
Other	280	279	279	1,117	1,111
Total Interest Income	107,877	109,230	109,295	439,693	465,251
Interest Expense
Deposits	3,736	4,561	5,918	18,321	29,196
Securities Sold Under Agreements to Repurchase	7,392	7,400	6,425	29,171	25,996
Funds Purchased	5	4	7	20	30
Long-Term Debt	498	499	672	1,973	3,549
Total Interest Expense	11,631	12,464	13,022	49,485	58,771
Net Interest Income	96,246	96,766	96,273	390,208	406,480
Provision for Credit Losses	2,219	2,180	5,278	12,690	55,287
Net Interest Income After Provision for Credit Losses	94,027	94,586	90,995	377,518	351,193
Noninterest Income
Trust and Asset Management	11,025	10,788	11,190	45,046	44,889
Mortgage Banking	3,401	5,480	4,549	14,664	18,576
Service Charges on Deposit Accounts	9,606	9,820	11,632	38,733	53,039
Fees, Exchange, and Other Service Charges	12,401	16,219	15,196	60,227	61,006
Investment Securities Gains (Losses), Net	282	-	(1)	6,366	42,848
Insurance	2,312	2,664	2,309	10,957	9,961
Other	4,380	5,892	6,602	21,662	24,939
Total Noninterest Income	43,407	50,863	51,477	197,655	255,258
Noninterest Expense
Salaries and Benefits	44,927	44,307	46,809	182,816	185,713
Net Occupancy	11,253	11,113	10,504	43,169	40,988
Net Equipment	4,748	4,662	5,902	18,849	19,371
Professional Fees	1,926	2,245	2,116	8,623	7,104
FDIC Insurance	2,027	2,065	3,198	9,346	12,564
Other	19,501	19,563	20,193	85,390	80,496
Total Noninterest Expense	84,382	83,955	88,722	348,193	346,236
Income Before Provision for Income Taxes	53,052	61,494	53,750	226,980	260,215
Provision for Income Taxes	13,823	18,188	13,172	66,937	76,273
Net Income	$39,229	$43,306	$40,578	$160,043	$183,942
Basic Earnings Per Share	$0.85	$0.93	$0.84	$3.40	$3.83
Diluted Earnings Per Share	$0.85	$0.92	$0.84	$3.39	$3.80
Dividends Declared Per Share	$0.45	$0.45	$0.45	$1.80	$1.80
Basic Weighted Average Shares	46,195,147	46,806,439	48,034,234	47,064,925	48,055,025
Diluted Weighted Average Shares	46,324,734	46,934,140	48,275,474	47,224,981	48,355,965

Bank of Hawaii Corporation and Subsidiaries

Consolidated Statements of Condition	Table 4

	December 31,	September 30,	December 31,

(dollars in thousands)	2011	2011	2010
Assets
Interest-Bearing Deposits	$3,036	$3,543	$3,472
Funds Sold	512,384	242,062	438,327
Investment Securities
Available-for-Sale	3,451,885	4,448,898	6,533,874
Held-to-Maturity (Fair Value of $3,754,206; $2,610,081; and $134,028)	3,657,796	2,520,422	127,249
Loans Held for Sale	18,957	12,745	17,564
Loans and Leases	5,538,304	5,348,472	5,335,792
Allowance for Loan and Lease Losses	(138,606)	(143,410)	(147,358)
Net Loans and Leases	5,399,698	5,205,062	5,188,434
Total Earning Assets	13,043,756	12,432,732	12,308,920
Cash and Noninterest-Bearing Deposits	154,489	206,875	165,748
Premises and Equipment	103,550	104,509	108,170
Customers’ Acceptances	476	749	437
Accrued Interest Receivable	43,510	43,319	41,151
Foreclosed Real Estate	3,042	3,341	1,928
Mortgage Servicing Rights	24,279	23,990	25,379
Goodwill	31,517	31,517	31,517
Other Assets	441,772	457,726	443,537
Total Assets	$13,846,391	$13,304,758	$13,126,787

Liabilities
Deposits
Noninterest-Bearing Demand	$2,850,923	$2,702,296	$2,447,713
Interest-Bearing Demand	2,005,983	1,745,812	1,871,718
Savings	4,398,638	4,449,351	4,526,893
Time	1,337,079	1,111,554	1,042,671
Total Deposits	10,592,623	10,009,013	9,888,995
Funds Purchased	10,791	9,882	9,478
Short-Term Borrowings	-	6,400	6,200
Securities Sold Under Agreements to Repurchase	1,925,998	1,929,266	1,901,084
Long-Term Debt	30,696	30,705	32,652
Banker’s Acceptances	476	749	437
Retirement Benefits Payable	46,949	30,704	30,885
Accrued Interest Payable	5,330	6,751	5,007
Taxes Payable and Deferred Taxes	95,840	114,842	121,517
Other Liabilities	135,021	148,671	119,399
Total Liabilities	12,843,724	12,286,983	12,115,654
Shareholders’ Equity
Common Stock ($.01 par value; authorized 500,000,000 shares;
issued / outstanding: December 31, 2011 - 57,134,470 / 45,947,116;
September 30, 2011 - 57,132,310 / 46,570,413;
and December 31, 2010 - 57,115,287 / 48,097,672)	571	571	570
Capital Surplus	507,558	503,255	500,888
Accumulated Other Comprehensive Income	35,263	46,754	26,965
Retained Earnings	1,003,938	986,202	932,629
Treasury Stock, at Cost (Shares: December 31, 2011 - 11,187,354;
September 30, 2011 - 10,561,897; and December 31, 2010 - 9,017,615)	(544,663)	(519,007)	(449,919)
Total Shareholders’ Equity	1,002,667	1,017,775	1,011,133
Total Liabilities and Shareholders’ Equity	$13,846,391	$13,304,758	$13,126,787

Bank of Hawaii Corporation and Subsidiaries

Consolidated Statements of Shareholders’ Equity	Table 5

				Accum.

				Other

				Comprehensive

		Common	Capital	Income	Retained	Treasury	Comprehensive

(dollars in thousands)	Total	Stock	Surplus	(Loss)	Earnings	Stock	Income
Balance as of December 31, 2009	$895,973	$569	$494,318	$6,925	$843,521	$(449,360)

Comprehensive Income:
Net Income	183,942	-	-	-	183,942	-	$183,942
Other Comprehensive Income, Net of Tax:
Net Unrealized Gains on Investment Securities,
Net of Reclassification Adjustment	20,231	-	-	20,231	-	-	20,231
Settlement Gain Related to Defined Benefit Plan	(608)	-	-	(608)	-	-	(608)
Net Gains related to Defined Benefit Plans	417	-	-	417	-	-	417
Total Comprehensive Income							$203,982
Share-Based Compensation	3,841	-	3,841	-	-	-
Common Stock Issued under Purchase and Equity
Compensation Plans and Related Tax Benefits (617,345 shares)	19,141	1	2,729	-	(8,011)	24,422
Common Stock Repurchased (538,616 shares)	(24,981)	-	-	-	-	(24,981)
Cash Dividends Paid ($1.80 per share)	(86,823)	-	-	-	(86,823)	-
Balance as of December 31, 2010	$1,011,133	$570	$500,888	$26,965	$932,629	$(449,919)

Comprehensive Income:
Net Income	160,043	-	-	-	160,043	-	$160,043
Other Comprehensive Income, Net of Tax:
Net Unrealized Gains on Investment Securities,
Net of Reclassification Adjustment	16,411	-	-	16,411	-	-	16,411
Net Losses related to Defined Benefit Plans	(8,113)	-	-	(8,113)	-	-	(8,113)
Total Comprehensive Income							$168,341
Share-Based Compensation	6,216	-	6,216	-	-	-
Common Stock Issued under Purchase and Equity
Compensation Plans and Related Tax Benefits (389,470 shares)	13,412	1	454	-	(3,843)	16,800
Common Stock Repurchased (2,540,026 shares)	(111,544)	-	-	-	-	(111,544)
Cash Dividends Paid ($1.80 per share)	(84,891)	-	-	-	(84,891)	-
Balance as of December 31, 2011	$1,002,667	$571	$507,558	$35,263	$1,003,938	$(544,663)

Bank of Hawaii Corporation and Subsidiaries

Average Balances and Interest Rates - Taxable Equivalent Basis	Table 6a

	Three Months Ended			Three Months Ended			Three Months Ended

	December 31, 2011			September 30, 2011			December 31, 2010

	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/

(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits	$3.9	$-	0.23%	$3.7	$-	0.56%	$3.2	$-	0.81%
Funds Sold	239.0	0.1	0.20	309.4	0.2	0.20	211.4	0.2	0.30
Investment Securities
Available-for-Sale	3,763.7	19.9	2.12	4,309.3	23.5	2.18	6,468.5	39.8	2.46
Held-to-Maturity	3,259.8	23.6	2.90	2,511.0	20.3	3.24	134.8	1.4	4.12
Loans Held for Sale	14.7	0.2	4.73	9.2	0.1	4.87	13.2	0.1	4.77
Loans and Leases [1]
Commercial and Industrial	798.3	8.0	3.99	815.5	8.2	3.97	752.7	7.8	4.13
Commercial Mortgage	929.0	10.9	4.66	876.7	10.7	4.85	838.0	10.5	5.00
Construction	85.7	1.1	4.84	74.5	1.0	5.15	86.1	1.1	5.09
Commercial Lease Financing	311.0	2.1	2.68	314.6	2.0	2.61	352.6	2.3	2.57
Residential Mortgage	2,163.1	27.3	5.05	2,129.8	27.8	5.23	2,078.1	28.4	5.46
Home Equity	778.1	9.0	4.57	780.5	9.3	4.72	821.3	10.3	4.95
Automobile	190.7	3.1	6.40	191.4	3.2	6.66	214.4	4.0	7.38
Other [2]	164.5	3.2	7.76	157.4	3.0	7.50	174.6	3.4	7.68
Total Loans and Leases	5,420.4	64.7	4.75	5,340.4	65.2	4.86	5,317.8	67.8	5.07
Other	79.9	0.3	1.40	79.9	0.3	1.40	79.9	0.3	1.39
Total Earning Assets [3]	12,781.4	108.8	3.40	12,562.9	109.6	3.48	12,228.8	109.6	3.57
Cash and Noninterest-Bearing Deposits	142.2			135.1			240.3
Other Assets	434.0			427.1			495.9
Total Assets	$13,357.6			$13,125.1			$12,965.0

Interest-Bearing Liabilities
Interest-Bearing Deposits
Demand	$1,799.9	0.1	0.03	$1,772.5	0.2	0.04	$1,769.4	0.2	0.06
Savings	4,447.8	1.4	0.13	4,497.1	1.8	0.16	4,486.7	2.6	0.23
Time	1,145.4	2.2	0.76	1,069.4	2.6	0.96	1,050.9	3.1	1.18
Total Interest-Bearing Deposits	7,393.1	3.7	0.20	7,339.0	4.6	0.25	7,307.0	5.9	0.32
Short-Term Borrowings	20.4	-	0.08	19.0	-	0.08	20.1	-	0.14
Securities Sold Under Agreements to Repurchase	1,848.9	7.4	1.57	1,908.9	7.4	1.52	1,774.8	6.4	1.42
Long-Term Debt	30.7	0.5	6.49	30.7	0.5	6.50	40.0	0.7	6.72
Total Interest-Bearing Liabilities	9,293.1	11.6	0.49	9,297.6	12.5	0.53	9,141.9	13.0	0.56
Net Interest Income		$97.2			$97.1			$96.6
Interest Rate Spread			2.91%			2.95%			3.01%
Net Interest Margin			3.04%			3.09%			3.15%
Noninterest-Bearing Demand Deposits	2,767.3			2,532.8			2,370.5
Other Liabilities	275.2			272.1			385.2
Shareholders’ Equity	1,022.0			1,022.6			1,067.4
Total Liabilities and Shareholders’ Equity	$13,357.6			$13,125.1			$12,965.0

1  Non-performing loans and leases are included in the respective average loan and lease balances.  Income, if any, on such loans and leases is recognized on a cash basis.

2  Comprised of other consumer revolving credit, installment, and consumer lease financing.

3  Interest income includes taxable equivalent basis adjustments, based upon a federal statutory tax rate of 35%, of $938,000, $364,000, and $300,000 for the three months ended December 31, 2011, September 30, 2011, and December 31, 2010, respectively.

Bank of Hawaii Corporation and Subsidiaries

Average Balances and Interest Rates - Taxable Equivalent Basis	Table 6b

	Year Ended			Year Ended

	December 31, 2011			December 31, 2010

	Average	Income/	Yield/	Average	Income/	Yield/

(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits	$4.2	$-	0.19%	$4.7	$-	0.59%
Funds Sold	380.2	0.8	0.22	390.2	1.1	0.28
Investment Securities
Available-for-Sale	4,439.8	105.4	2.37	5,854.1	170.1	2.91
Held-to-Maturity	2,279.6	72.2	3.16	154.2	6.5	4.22
Loans Held for Sale	11.0	0.5	4.54	10.8	0.9	8.51
Loans and Leases [1]
Commercial and Industrial	790.6	31.8	4.02	764.2	33.7	4.41
Commercial Mortgage	887.1	42.8	4.82	827.7	42.0	5.07
Construction	80.1	4.0	5.06	95.4	4.8	5.08
Commercial Lease Financing	322.1	8.7	2.71	385.1	11.3	2.92
Residential Mortgage	2,126.9	111.5	5.24	2,105.6	118.7	5.64
Home Equity	784.9	37.4	4.76	863.7	43.2	4.99
Automobile	194.4	13.2	6.78	241.2	18.3	7.58
Other [2]	163.8	12.4	7.57	189.6	14.5	7.66
Total Loans and Leases	5,349.9	261.8	4.89	5,472.5	286.5	5.23
Other	79.9	1.1	1.40	79.8	1.1	1.39
Total Earning Assets [3]	12,544.6	441.8	3.52	11,966.3	466.2	3.90
Cash and Noninterest-Bearing Deposits	135.3			229.6
Other Assets	425.1			491.8
Total Assets	$13,105.0			$12,687.7

Interest-Bearing Liabilities
Interest-Bearing Deposits
Demand	$1,786.7	0.7	0.04	$1,715.8	1.1	0.06
Savings	4,501.0	7.3	0.16	4,465.0	14.7	0.33
Time	1,067.8	10.3	0.96	1,088.7	13.4	1.23
Total Interest-Bearing Deposits	7,355.5	18.3	0.25	7,269.5	29.2	0.40
Short-Term Borrowings	18.2	-	0.11	23.3	-	0.13
Securities Sold Under Agreements to Repurchase	1,845.8	29.2	1.58	1,700.2	26.0	1.53
Long-Term Debt	31.6	2.0	6.23	61.0	3.5	5.81
Total Interest-Bearing Liabilities	9,251.1	49.5	0.53	9,054.0	58.7	0.65
Net Interest Income		$392.3			$407.5
Interest Rate Spread			2.99%			3.25%
Net Interest Margin			3.13%			3.41%
Noninterest-Bearing Demand Deposits	2,569.2			2,239.6
Other Liabilities	264.6			381.4
Shareholders’ Equity	1,020.1			1,012.7
Total Liabilities and Shareholders’ Equity	$13,105.0			$12,687.7

1  Non-performing loans and leases are included in the respective average loan and lease balances.  Income, if any, on such loans and leases is recognized on a cash basis.

2  Comprised of other consumer revolving credit, installment, and consumer lease financing.

3  Interest income includes taxable equivalent basis adjustments, based upon a federal statutory tax rate of 35%, of $2,080,000 and $975,000 for the year ended December 31, 2011 and 2010, respectively.

Bank of Hawaii Corporation and Subsidiaries

Analysis of Change in Net Interest Income - Taxable Equivalent Basis	Table 7a

	Three Months Ended December 31, 2011

	Compared to September 30, 2011

(dollars in millions)	Volume [1]	Rate [1]	Total
Change in Interest Income:
Funds Sold	$(0.1)	$-	$(0.1)
Investment Securities
Available-for-Sale	(2.9)	(0.7)	(3.6)
Held-to-Maturity	5.6	(2.3)	3.3
Loans Held for Sale	0.1	-	0.1
Loans and Leases
Commercial and Industrial	(0.2)	-	(0.2)
Commercial Mortgage	0.6	(0.4)	0.2
Construction	0.2	(0.1)	0.1
Commercial Lease Financing	-	0.1	0.1
Residential Mortgage	0.4	(0.9)	(0.5)
Home Equity	-	(0.3)	(0.3)
Automobile	-	(0.1)	(0.1)
Other [2]	0.1	0.1	0.2
Total Loans and Leases	1.1	(1.6)	(0.5)
Total Change in Interest Income	3.8	(4.6)	(0.8)

Change in Interest Expense:
Interest-Bearing Deposits
Demand	-	(0.1)	(0.1)
Savings	-	(0.4)	(0.4)
Time	0.1	(0.5)	(0.4)
Total Interest-Bearing Deposits	0.1	(1.0)	(0.9)
Securities Sold Under Agreements to Repurchase	(0.2)	0.2	-
Total Change in Interest Expense	(0.1)	(0.8)	(0.9)

Change in Net Interest Income	$3.9	$(3.8)	$0.1

1  The changes for each category of interest income and expense are allocated between the portion of changes attributable to the variance in volume and rate for that category.

2  Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawaii Corporation and Subsidiaries

Analysis of Change in Net Interest Income - Taxable Equivalent Basis	Table 7b

	Three Months Ended December 31, 2011

	Compared to December 31, 2010

(dollars in millions)	Volume [1]	Rate [1]	Total
Change in Interest Income:
Funds Sold	$-	$(0.1)	$(0.1)
Investment Securities
Available-for-Sale	(15.0)	(4.9)	(19.9)
Held-to-Maturity	22.7	(0.5)	22.2
Loans Held for Sale	0.1	-	0.1
Loans and Leases
Commercial and Industrial	0.5	(0.3)	0.2
Commercial Mortgage	1.1	(0.7)	0.4
Commercial Lease Financing	(0.3)	0.1	(0.2)
Residential Mortgage	1.1	(2.2)	(1.1)
Home Equity	(0.5)	(0.8)	(1.3)
Automobile	(0.4)	(0.5)	(0.9)
Other [2]	(0.2)	-	(0.2)
Total Loans and Leases	1.3	(4.4)	(3.1)
Total Change in Interest Income	9.1	(9.9)	(0.8)

Change in Interest Expense:
Interest-Bearing Deposits
Demand	-	(0.1)	(0.1)
Savings	(0.1)	(1.1)	(1.2)
Time	0.3	(1.2)	(0.9)
Total Interest-Bearing Deposits	0.2	(2.4)	(2.2)
Securities Sold Under Agreements to Repurchase	0.3	0.7	1.0
Long-Term Debt	(0.1)	(0.1)	(0.2)
Total Change in Interest Expense	0.4	(1.8)	(1.4)

Change in Net Interest Income	$8.7	$(8.1)	$0.6

1  The changes for each category of interest income and expense are allocated between the portion of changes attributable to the variance in volume and rate for that category.

2  Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawaii Corporation and Subsidiaries

Analysis of Change in Net Interest Income - Taxable Equivalent Basis	Table 7c

	Year Ended December 31, 2011

	Compared to December 31, 2010

(dollars in millions)	Volume [1]	Rate [1]	Total
Change in Interest Income:
Funds Sold	$-	$(0.3)	$(0.3)
Investment Securities
Available-for-Sale	(36.5)	(28.2)	(64.7)
Held-to-Maturity	67.7	(2.0)	65.7
Loans Held for Sale	-	(0.4)	(0.4)
Loans and Leases
Commercial and Industrial	1.1	(3.0)	(1.9)
Commercial Mortgage	2.9	(2.1)	0.8
Construction	(0.8)	-	(0.8)
Commercial Lease Financing	(1.8)	(0.8)	(2.6)
Residential Mortgage	1.2	(8.4)	(7.2)
Home Equity	(3.8)	(2.0)	(5.8)
Automobile	(3.3)	(1.8)	(5.1)
Other [2]	(1.9)	(0.2)	(2.1)
Total Loans and Leases	(6.4)	(18.3)	(24.7)
Total Change in Interest Income	24.8	(49.2)	(24.4)

Change in Interest Expense:
Interest-Bearing Deposits
Demand	-	(0.4)	(0.4)
Savings	0.1	(7.5)	(7.4)
Time	(0.2)	(2.9)	(3.1)
Total Interest-Bearing Deposits	(0.1)	(10.8)	(10.9)
Securities Sold Under Agreements to Repurchase	2.3	0.9	3.2
Long-Term Debt	(1.8)	0.3	(1.5)
Total Change in Interest Expense	0.4	(9.6)	(9.2)

Change in Net Interest Income	$24.4	$(39.6)	$(15.2)

1 The changes for each category of interest income and expense are allocated between the portion of changes attributable to the variance in volume and rate for that category.

2 Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawaii Corporation and Subsidiaries

Salaries and Benefits	Table 8

	Three Months Ended			Year Ended

	December 31,	September 30,	December 31,	December 31,

(dollars in thousands)	2011	2011	2010	2011	2010
Salaries	$28,330	$28,965	$30,350	$115,512	$119,515
Incentive Compensation	3,881	4,777	5,248	16,367	15,544
Share-Based Compensation and Cash Grants for the Purchase of Company Stock	1,819	743	1,220	5,720	6,805
Commission Expense	1,701	1,572	2,225	6,489	6,666
Retirement and Other Benefits	4,429	3,634	3,564	16,829	15,708
Payroll Taxes	2,030	2,241	2,033	10,645	10,084
Medical, Dental, and Life Insurance	2,322	2,056	1,018	9,039	8,242
Separation Expense	415	319	1,151	2,215	3,149
Total Salaries and Benefits	$44,927	$44,307	$46,809	$182,816	$185,713

Bank of Hawaii Corporation and Subsidiaries

Loan and Lease Portfolio Balances	Table 9

	December 31,	September 30,	June 30,	March 31,	December 31,

(dollars in thousands)	2011	2011	2011	2011	2010
Commercial
Commercial and Industrial	$817,170	$790,294	$815,912	$771,923	$772,624
Commercial Mortgage	938,250	922,075	872,283	883,360	863,385
Construction	98,669	69,635	81,432	80,360	80,325
Lease Financing	311,928	312,159	316,776	331,491	334,997
Total Commercial	2,166,017	2,094,163	2,086,403	2,067,134	2,051,331
Consumer
Residential Mortgage	2,215,892	2,130,589	2,130,335	2,108,376	2,094,189
Home Equity	780,691	775,105	783,582	787,179	807,479
Automobile	192,506	191,497	191,739	196,649	209,008
Other [1]	183,198	157,118	159,414	167,591	173,785
Total Consumer	3,372,287	3,254,309	3,265,070	3,259,795	3,284,461
Total Loans and Leases	$5,538,304	$5,348,472	$5,351,473	$5,326,929	$5,335,792

Higher Risk Loans Outstanding

	December 31,	September 30,	June 30,	March 31,	December 31,

(dollars in thousands)	2011	2011	2011	2011	2010
Residential Home Building [2]	$13,475	$15,379	$16,186	$14,744	$14,964
Residential Land Loans [3]	18,163	18,305	19,960	21,595	23,745
Home Equity Loans [4]	21,413	22,321	21,778	23,783	23,179
Air Transportation [5]	36,144	36,511	36,961	37,440	37,879
Total Higher Risk Loans	$89,195	$92,516	$94,885	$97,562	$99,767

1  Comprised of other revolving credit, installment, and lease financing.

2  Residential home building loans were $29.0 million as of December 31, 2011.  Higher risk loans within this segment are defined as those loans with a well-defined weakness or weaknesses that jeopardizes the orderly repayment of the loan.

3  We consider all of our residential land loans, which are consumer loans secured by unimproved lots, to be of higher risk due to the volatility in the value of the underlying collateral. Residential Land Loans were revised from $18,285 as of September 30, 2011.

4  Higher risk home equity loans are defined as those loans originated in 2005 or later, with current monitoring credit scores below 600, and with original loan-to-value ratios greater than 70%.

5  We consider all of our air transportation leases to be of higher risk due to the weak financial profile of the industry.

Deposits

	December 31,	September 30,	June 30,	March 31,	December 31,

(dollars in thousands)	2011	2011	2011	2011	2010
Consumer	$5,241,827	$5,137,548	$5,073,101	$5,097,056	$5,082,802
Commercial	4,320,712	4,275,915	4,165,435	4,326,495	4,292,108
Public and Other	1,030,084	595,550	740,498	488,840	514,085
Total Deposits	$10,592,623	$10,009,013	$9,979,034	$9,912,391	$9,888,995

Bank of Hawaii Corporation and Subsidiaries

Non-Performing Assets and Accruing Loans and Leases Past Due 90 Days or More	Table 10

	December 31,	September 30,	June 30,	March 31,	December 31,
(dollars in thousands)	2011	2011	2011	2011	2010
Non-Performing Assets [1]
Non-Accrual Loans and Leases
Commercial
Commercial and Industrial	$6,243	$6,593	$1,839	$1,107	$1,642
Commercial Mortgage	2,140	2,188	3,290	3,421	3,503
Construction	2,080	-	288	288	288
Lease Financing	5	6	8	9	19
Total Commercial	10,468	8,787	5,425	4,825	5,452
Consumer
Residential Mortgage	25,256	23,779	23,970	24,372	28,152
Home Equity	2,024	1,863	2,155	2,602	2,254
Other [2]	-	-	16	-	-
Total Consumer	27,280	25,642	26,141	26,974	30,406
Total Non-Accrual Loans and Leases	37,748	34,429	31,566	31,799	35,858
Foreclosed Real Estate	3,042	3,341	2,590	2,793	1,928
Total Non-Performing Assets	$40,790	$37,770	$34,156	$34,592	$37,786

Accruing Loans and Leases Past Due 90 Days or More
Commercial
Commercial and Industrial	$1	$-	$-	$-	$-
Total Commercial	1	-	-	-	-
Consumer
Residential Mortgage	6,422	7,664	5,854	3,614	5,399
Home Equity	2,194	2,639	1,147	1,100	1,067
Automobile	170	138	167	260	410
Other [2]	435	414	604	578	707
Total Consumer	9,221	10,855	7,772	5,552	7,583
Total Accruing Loans and Leases Past Due 90 Days or More	$9,222	$10,855	$7,772	$5,552	$7,583
Restructured Loans on Accrual Status and Not Past Due 90 Days or More	$33,703	$33,140	$28,193	$29,513	$23,724
Total Loans and Leases	$5,538,304	$5,348,472	$5,351,473	$5,326,929	$5,335,792

Ratio of Non-Accrual Loans and Leases to Total Loans and Leases	0.68%	0.64%	0.59%	0.60%	0.67%

Ratio of Non-Performing Assets to Total Loans and Leases, Loans Held for Sale, and Foreclosed Real Estate	0.73%	0.70%	0.64%	0.65%	0.71%

Ratio of Commercial Non-Performing Assets to Total Commercial Loans and Leases, Commercial Loans Held for Sale, and Commercial Foreclosed Real Estate	0.56%	0.52%	0.34%	0.31%	0.31%

Ratio of Consumer Non-Performing Assets to Total Consumer Loans and Leases and Consumer Foreclosed Real Estate	0.85%	0.82%	0.83%	0.86%	0.95%

Ratio of Non-Performing Assets and Accruing Loans and Leases Past Due 90 Days or More to Total Loans and Leases, Loans Held for Sale, and Foreclosed Real Estate	0.90%	0.91%	0.78%	0.75%	0.85%

Quarter to Quarter Changes in Non-Performing Assets [1]
Balance at Beginning of Quarter	$37,770	$34,156	$34,592	$37,786	$45,174
Additions	8,653	8,552	6,079	5,591	7,042
Reductions
Payments	(1,173)	(3,237)	(2,363)	(2,164)	(5,019)
Return to Accrual Status	(2,421)	(401)	(3,226)	(6,408)	(1,250)
Sales of Foreclosed Real Estate	(1,320)	(157)	(497)	-	(5,427)
Charge-offs/Write-downs	(719)	(1,143)	(429)	(213)	(2,734)
Total Reductions	(5,633)	(4,938)	(6,515)	(8,785)	(14,430)
Balance at End of Quarter	$40,790	$37,770	$34,156	$34,592	$37,786

1  Excluded from non-performing assets was a contractually binding non-accrual loan held for sale of $7.5 million as of March 31, 2011.

2  Comprised of other revolving credit, installment, and lease financing.

Bank of Hawaii Corporation and Subsidiaries

Reserve for Credit Losses	Table 11

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
(dollars in thousands)	2011	2011	2010	2011	2010
Balance at Beginning of Period	$148,829	$150,395	$152,777	$152,777	$149,077
Loans and Leases Charged-Off
Commercial
Commercial and Industrial	(733)	(4,215)	(6,528)	(8,112)	(21,125)
Commercial Mortgage	-	-	(745)	-	(2,048)
Construction	-	-	-	-	(2,274)
Lease Financing	-	-	(95)	-	(500)
Consumer
Residential Mortgage	(2,888)	(1,558)	(3,182)	(8,174)	(12,139)
Home Equity	(3,714)	(2,528)	(1,859)	(10,853)	(15,052)
Automobile	(688)	(715)	(1,116)	(3,229)	(6,425)
Other [1]	(1,585)	(1,755)	(2,137)	(6,392)	(10,315)
Total Loans and Leases Charged-Off	(9,608)	(10,771)	(15,662)	(36,760)	(69,878)
Recoveries on Loans and Leases Previously Charged-Off
Commercial
Commercial and Industrial	469	994	424	2,434	2,082
Commercial Mortgage	8	530	44	538	68
Construction	-	-	7,321	-	7,321
Lease Financing	29	3,405	118	3,528	158
Consumer
Residential Mortgage	531	740	190	2,152	1,544
Home Equity	469	137	967	1,695	1,597
Automobile	528	650	727	2,479	3,128
Other [1]	551	569	593	2,492	2,393
Total Recoveries on Loans and Leases Previously Charged-Off	2,585	7,025	10,384	15,318	18,291
Net Loans and Leases Charged-Off	(7,023)	(3,746)	(5,278)	(21,442)	(51,587)
Provision for Credit Losses	2,219	2,180	5,278	12,690	55,287
Balance at End of Period [2]	$144,025	$148,829	$152,777	$144,025	$152,777

Components
Allowance for Loan and Lease Losses	$138,606	$143,410	$147,358	$138,606	$147,358
Reserve for Unfunded Commitments	5,419	5,419	5,419	5,419	5,419
Total Reserve for Credit Losses	$144,025	$148,829	$152,777	$144,025	$152,777

Average Loans and Leases Outstanding	$5,420,352	$5,340,406	$5,317,815	$5,349,938	$5,472,534

Ratio of Net Loans and Leases Charged-Off to
Average Loans and Leases Outstanding (annualized)	0.51%	0.28%	0.39%	0.40%	0.94%
Ratio of Allowance for Loan and Lease Losses to Loans and Leases Outstanding	2.50%	2.68%	2.76%	2.50%	2.76%

[1]	Comprised of other revolving credit, installment, and lease financing.

[2]	Included in this analysis is activity related to the Company’s reserve for unfunded commitments, which is separately recorded in other liabilities in the Consolidated Statements of Condition.

Bank of Hawaii Corporation and Subsidiaries

Business Segments Selected Financial Information	Table 12a

	Retail	Commercial	Investment	Treasury	Consolidated
(dollars in thousands)	Banking	Banking	Services	and Other	Total
Three Months Ended December 31, 2011
Net Interest Income	$42,333	$33,727	$3,784	$16,402	$96,246
Provision for Credit Losses	7,236	(212)	(1)	(4,804)	2,219
Net Interest Income After Provision for Credit Losses	35,097	33,939	3,785	21,206	94,027
Noninterest Income	17,513	8,907	13,636	3,351	43,407
Noninterest Expense	(45,523)	(22,494)	(14,125)	(2,240)	(84,382)
Income Before Provision for Income Taxes	7,087	20,352	3,296	22,317	53,052
Provision for Income Taxes	(2,622)	(7,099)	(1,219)	(2,883)	(13,823)
Net Income	4,465	13,253	2,077	19,434	39,229
Total Assets as of December 31, 2011	$3,147,760	$2,337,214	$218,088	$8,143,329	$13,846,391

Three Months Ended December 31, 2010 [1]
Net Interest Income	$44,382	$34,333	$3,985	$13,573	$96,273
Provision for Credit Losses	6,861	(1,383)	(199)	(1)	5,278
Net Interest Income After Provision for Credit Losses	37,521	35,716	4,184	13,574	90,995
Noninterest Income	23,537	9,843	14,134	3,963	51,477
Noninterest Expense	(46,461)	(24,015)	(15,017)	(3,229)	(88,722)
Income Before Provision for Income Taxes	14,597	21,544	3,301	14,308	53,750
Provision for Income Taxes	(5,401)	(7,531)	(1,221)	981	(13,172)
Net Income	9,196	14,013	2,080	15,289	40,578
Total Assets as of December 31, 2010 [1]	$3,078,747	$2,244,788	$196,466	$7,606,786	$13,126,787

1  Certain prior period information has been reclassified to conform to current presentation.

Bank of Hawaii Corporation and Subsidiaries

Business Segments Selected Financial Information	Table 12b

	Retail	Commercial	Investment	Treasury	Consolidated
(dollars in thousands)	Banking	Banking	Services	and Other	Total
Year Ended December 31, 2011
Net Interest Income	$173,982	$137,351	$15,137	$63,738	$390,208
Provision for Credit Losses	22,341	(938)	64	(8,777)	12,690
Net Interest Income After Provision for Credit Losses	151,641	138,289	15,073	72,515	377,518
Noninterest Income	84,008	37,132	59,891	16,624	197,655
Noninterest Expense	(186,872)	(93,623)	(59,187)	(8,511)	(348,193)
Income Before Provision for Income Taxes	48,777	81,798	15,777	80,628	226,980
Provision for Income Taxes	(18,047)	(28,401)	(5,838)	(14,651)	(66,937)
Net Income	30,730	53,397	9,939	65,977	160,043
Total Assets as of December 31, 2011	$3,147,760	$2,337,214	$218,088	$8,143,329	$13,846,391

Year Ended December 31, 2010 [1]
Net Interest Income	$188,673	$147,016	$16,567	$54,224	$406,480
Provision for Credit Losses	38,377	17,085	(129)	(46)	55,287
Net Interest Income After Provision for Credit Losses	150,296	129,931	16,696	54,270	351,193
Noninterest Income	100,859	41,304	59,948	53,147	255,258
Noninterest Expense	(175,621)	(96,225)	(58,467)	(15,923)	(346,236)
Income Before Provision for Income Taxes	75,534	75,010	18,177	91,494	260,215
Provision for Income Taxes	(27,947)	(22,273)	(6,726)	(19,327)	(76,273)
Net Income	47,587	52,737	11,451	72,167	183,942
Total Assets as of December 31, 2010 [1]	$3,078,747	$2,244,788	$196,466	$7,606,786	$13,126,787

1  Certain prior period information has been reclassified to conform to current presentation.

Bank of Hawaii Corporation and Subsidiaries

Selected Quarterly Financial Data	Table 13

	Three Months Ended

	December 31,	September 30,	June 30,	March 31,	December 31,

(dollars in thousands, except per share amounts)	2011	2011	2011	2011	2010
Quarterly Operating Results
Interest Income
Interest and Fees on Loans and Leases	$64,760	$65,344	$65,542	$66,593	$67,915
Income on Investment Securities
Available-for-Sale	19,107	23,097	23,490	37,669	39,546
Held-to-Maturity	23,608	20,344	20,553	7,633	1,388
Deposits	2	6	2	(2)	7
Funds Sold	120	160	297	251	160
Other	280	279	279	279	279
Total Interest Income	107,877	109,230	110,163	112,423	109,295
Interest Expense
Deposits	3,736	4,561	4,792	5,232	5,918
Securities Sold Under Agreements to Repurchase	7,392	7,400	7,338	7,041	6,425
Funds Purchased	5	4	5	6	7
Long-Term Debt	498	499	529	447	672
Total Interest Expense	11,631	12,464	12,664	12,726	13,022
Net Interest Income	96,246	96,766	97,499	99,697	96,273
Provision for Credit Losses	2,219	2,180	3,600	4,691	5,278
Net Interest Income After Provision for Credit Losses	94,027	94,586	93,899	95,006	90,995
Noninterest Income
Trust and Asset Management	11,025	10,788	11,427	11,806	11,190
Mortgage Banking	3,401	5,480	2,661	3,122	4,549
Service Charges on Deposit Accounts	9,606	9,820	9,375	9,932	11,632
Fees, Exchange, and Other Service Charges	12,401	16,219	16,662	14,945	15,196
Investment Securities Gains (Losses), Net	282	-	-	6,084	(1)
Insurance	2,312	2,664	3,210	2,771	2,309
Other	4,380	5,892	6,128	5,262	6,602
Total Noninterest Income	43,407	50,863	49,463	53,922	51,477
Noninterest Expense
Salaries and Benefits	44,927	44,307	46,800	46,782	46,809
Net Occupancy	11,253	11,113	10,476	10,327	10,504
Net Equipment	4,748	4,662	4,741	4,698	5,902
Professional Fees	1,926	2,245	2,294	2,158	2,116
FDIC Insurance	2,027	2,065	2,010	3,244	3,198
Other	19,501	19,563	27,453	18,873	20,193
Total Noninterest Expense	84,382	83,955	93,774	86,082	88,722
Income Before Provision for Income Taxes	53,052	61,494	49,588	62,846	53,750
Provision for Income Taxes	13,823	18,188	14,440	20,486	13,172
Net Income	$39,229	$43,306	$35,148	$42,360	$40,578

Basic Earnings Per Share	$0.85	$0.93	$0.74	$0.89	$0.84
Diluted Earnings Per Share	$0.85	$0.92	$0.74	$0.88	$0.84

Balance Sheet Totals
Loans and Leases	$5,538,304	$5,348,472	$5,351,473	$5,326,929	$5,335,792
Total Assets	13,846,391	13,304,758	13,161,204	12,962,304	13,126,787
Total Deposits	10,592,623	10,009,013	9,979,034	9,912,391	9,888,995
Total Shareholders’ Equity	1,002,667	1,017,775	1,003,450	996,225	1,011,133

Performance Ratios
Return on Average Assets	1.17%	1.31%	1.09%	1.32%	1.24
Return on Average Shareholders’ Equity	15.23	16.80	13.86	16.86	15.08
Efficiency Ratio [1]	60.42	56.87	63.81	56.04	60.05
Net Interest Margin [2]	3.04	3.09	3.16	3.24	3.15

1  The efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and noninterest income).

2  The net interest margin is defined as net interest income, on a fully-taxable equivalent basis, as a percentage of average earning assets.

Bank of Hawaii Corporation and Subsidiaries

Hawaii Economic Trends	Table 14

	Eleven Months Ended		Year Ended

($ in millions; jobs in thousands)	November 30, 2011		December 31, 2010		December 31, 2009
Hawaii Economic Trends
State General Fund Revenues [1]	$4,258.0	7.8%	$4,314.1	7.4%	$4,018.2	(12.8	) %
General Excise and Use Tax Revenue [1]	$2,383.1	9.0	$2,379.9	3.6	$2,296.3	(10.6)
Jobs [2]	599.7	1.3	586.8	(0.8)	591.7	(4.4)

	November 30,	December 31,

(spot rates)	2011	2010	2009	2008
Unemployment [3]
Statewide, seasonally adjusted	6.5%	6.3%	6.9%	5.6%

Oahu	5.7	4.8	5.4	4.3
Island of Hawaii	9.6	8.6	9.5	7.4
Maui	7.7	7.4	8.8	6.9
Kauai	8.8	7.8	8.7	7.8

	December 31,

(percentage change, except months of inventory)	2011		2010	2009
Housing Trends (Single Family Oahu) [4]
Median Home Price	(3.0	) %	3.1%	(7.3	) %
Home Sales Volume (units)	(2.7	) %	13.4%	(1.8	) %
Months of Inventory	4.8		6.0	6.8

	Monthly Visitor Arrivals,	Percentage Change

(in thousands)	Seasonally Adjusted	from Previous Month
Tourism [2]

October 31, 2011	605.9	(2.8	) %
September 30, 2011	623.4	7.7
August 31, 2011	578.6	(1.2)
July 31, 2011	585.4	2.4
June 30, 2011	572.0	(0.1)
May 31, 2011	572.5	(2.2)
April 30, 2011	585.3	1.9
March 31, 2011	574.4	(4.5)
February 28, 2011	601.6	(0.5)
January 31, 2011	604.7	1.1
December 31, 2010	598.2	(2.0)
November 30, 2010	610.6	1.0
October 31, 2010	604.5	0.9
September 30, 2010	598.9	(1.1)
August 31, 2010	605.9	1.3
July 31, 2010	597.9	1.2
June 30, 2010	590.9	3.1
May 31, 2010	572.9	1.4
April 30, 2010	564.8	1.8
March 31, 2010	554.9	2.6
February 28, 2010	540.6	(0.3)
January 31, 2010	542.5	(0.1)

1  Source:  Hawaii Department of Business, Economic Development & Tourism.

2  Source:  University of Hawaii Economic Research Organization.  Year-to-date figures.

3  Source:  University of Hawaii Economic Research Organization, State of Hawaii Department of Labor and Industrial Relations.

4  Source:  Honolulu Board of REALTORS.

   Note:  Certain prior period seasonally adjusted information has been revised.